UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2019

Universal Solar Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada 000-1434389 82-4307598

(State or other jurisdiction

of incorporation) (Commission File Number) (I.R.S. Employer

Identification No.)

10685 Hazel Hurst Drive, Suite 21698

Houston, Texas 77043

(Address of principal executive offices) (Zip Code)

(832) 991-2275

(Registrants telephone number, including area code)

523 North Sam Houston Pkwy E, Suite 175

 Houston, Texas 77060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

________________________________________

Item 8.01.Other Events.

Item 1 of 1. Entry into a Material Definitive Agreement

General

On April 17, 2019, effective as of April 17, 2019, Universal Solar
Technology Inc. (the Company) entered into a Joint Venture Agreement
(the Agreement) with Entrex Capital Market, LLC, a Delaware Corporation
(Entrex) (the Joint Venture), pursuant to which, simultaneously with the execution of the agreement, Entrex contributed to the Joint Venture various properties and rights (the Assets) relating to an alternative trading platform for to trade Carbon Credits and Carbon Offsets as described below. Concurrently with the execution of the Contribution
Agreement, the Company and Entrex entered into a limited liability company operating agreement (the Operating Agreement) for the Joint
Venture, under which the Company and Entrex each hold forty percent membership interests of the of the Joint Venture.

The Joint Venture will use the Assets to operate a blockchain-enabled alternative trading platform for international and domestic investors to find, research, track, manage, trade, settle and service Carbon
Credit and Carbon Offset securities (the Trading Platform).

In connection with the foregoing transactions, the board of directors appointed Stephen H. Watkins, the manager of Entrex, as a director of the Company. The Company will enter into an indemnification agreement with Mr. Watkins, pursuant to which the Company will indemnify, and advance expenses to, Mr. Watkins to the fullest extent permitted by applicable law.

The Contribution Agreement

Pursuant to the Contribution Agreement, Entrex contributed the
Assets to the Joint Venture. The Joint Venture did not assume any of the liabilities of Entrex. In consideration for the
contribution, the Joint Venture:

Issued to Entrex the membership interests described above; and

Will pay Entrex Shareholders, via a Shareholder Revenue
Certificate issued to all Shareholders as/of the agreement
date, up to $31,000,000 in cash. The cash consideration
is due and payable in monthly installments, with each installment equal to twenty percent of the Joint Ventures cash received as revenues during each calendar month (or the remaining balance of the cash consideration in perpetuity until paid in full.

The Joint Venture granted a lien over the Assets to Entrex
solely to secure the Joint Ventures obligation to make payments of the cash consideration. If the Joint Venture defaults on any such payment (subject to a grace period and certain other limitations)
and for so long as the default is continuing, the entire amount of the cash consideration will become immediately due and payable, and
Entrex will have the right to foreclose on its lien. In addition,
Entrex will have the right to repurchase the Assets from the
Joint Venture for a nominal purchase price.

Each of Entrex and the Joint Venture made certain customary representations and warranties, including with respect to the ownership of the Assets.

The Operating Agreement

The Joint Venture was formed for the purpose of establishing and operating the Trading Platform. The Joint Venture may seek to raise additional financing through the issuance of membership interests to third party investors.

The Joint Venture will make monthly distributions of proceeds from the sale of assets traded on the Trading Platform, as well as quarterly tax distributions and other distributions at the discretion of the managers.

The Joint Venture is managed by a board of managers, consisting of one manager designated by Entrex, one manager designated by the Company and one manager designated by Entrex and the Company together. Each manager has one vote on all actions considered by the board, and any action must be approved by a majority vote of the managers.

Notwithstanding the foregoing, certain actions require the approval of both the manager appointed by Entrex and the manager appointed by the
Company (Supermajority Approval), including, among other things, changes to the governing documents of the Joint Venture, the issuance of additional membership interests and the admission of additional members, the approval of the budget described below and deviations from the budget, the incurrence of indebtedness in excess of a specified threshold, the sale of assets outside the ordinary course or the approval of a merger, and a change in senior management. Members will have no management rights and will have voting rights only as explicitly provided in the Operating Agreement or as required by law.

The Joint Venture will be operated in accordance with a budget adopted by
Supermajority Approval. The budget will provide for reasonable compensation to senior management and payment of amounts due under the
Contribution Agreement.

Members, managers and officers of the Joint Venture and certain other related persons will not have any liability to the Joint Venture, except for fraud, gross negligence, willful misconduct or a material breach or knowing violation of the Operating Agreement. The Operating Agreement
provides for indemnification of such persons to fullest extent permitted by law, in the event any such person becomes subject to losses by reason of any act or omission in connection with the business of the Joint Venture, or the fact that such person was serving as a member, manager or officer of the Joint Venture or in a similar role with another entity at the request of the Joint Venture, subject to certain limitations.

Membership interests may not be transferred other than to a controlled affiliate. Notwithstanding the foregoing, if any member receives an offer from a third party that such member desires to accept to transfer all or any portion of the membership interest owned by it, then Entrex (in the case the Company is the recipient of such an offer) or the Company (in the case Entrex is the recipient of such an offer) or both of them (in the case another member is the recipient of such an offer) will have a right of first refusal to purchase the membership interests on the terms of the third party offer. In addition, at any time after the Joint Venture has achieved
EBITDA of $15,000,000 or more for any trailing 12 month period, the Company will have the option to purchase Entrexs membership interest for a price equal to a multiple of the trailing 12 month EBITDA. The multiple will be eighty five percent of the customary multiple in the Joint Ventures industry, as determined by Supermajority Approval, but will not be less than 11.6.
In either case, the purchase price of the membership interests may be paid in cash, in publicly traded securities, or a combination thereof.

Each of the Company, and Entrex agreed to certain provisions protecting the confidentiality of the Joint Ventures information, and certain restrictions on competing with the Joint Venture or each other and on soliciting the
Joint Ventures employees or customers.

The Joint Venture will be dissolved and liquidated upon the occurrence of certain customary events or on December 31, 2029, unless Entrex and the
Company agree to the continuation of the Joint Venture.

________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2019

UNIVERSAL SOLAR TECHNOLOGY, INC.

By: /s/    Paul D. Landrew

Name: Paul D. Landrew

Title: Chairman of the Board of Directors and Chief Executive Officer